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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoNation, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of October 30, 2001.


                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., its general
                                               partner
                                        By:  ESL Investments, Inc., its general
                                               partner

                                             By: /s/ EDWARD S. LAMPERT
                                                 ------------------------------
                                                          Edward S. Lampert
                                                          Chairman


                                        ESL LIMITED

                                        By:  ESL Investment Management, LLC, its
                                               investment manager

                                             By: /s/ EDWARD S. LAMPERT
                                                 -------------------------------
                                                          Edward S. Lampert
                                                          Managing Member


                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, LLC, its
                                               general partner

                                             By: /s/ EDWARD S. LAMPERT
                                                 ------------------------------
                                                          Edward S. Lampert
                                                          Managing Member


                                        ESL INVESTORS, L.L.C.

                                        By:  RBS Partners, L.P., its manager
                                        By:  ESL Investments, Inc., its general
                                               partner

                                             By: /s/ EDWARD S. LAMPERT
                                                 ------------------------------
                                                          Edward S. Lampert
                                                          Chairman


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                                        COURTESY PARTNERS, L.P.

                                        By:  ESL Investments, Inc., its general
                                               partner

                                             By: /s/ EDWARD S. LAMPERT
                                                 ------------------------------
                                                          Edward S. Lampert
                                                          Chairman

                                        CBL PARTNERS, L.P.

                                        By:  ESL Investments, Inc., its general
                                               partner

                                             By: /s/ EDWARD S. LAMPERT
                                                 -------------------------------
                                                          Edward S. Lampert
                                                          Chairman